Exhibit 10.1

EXECUTION VERSION

Published Deal CUSIP: 89468XAC9

Term A-1 CUSIP: 89468XAF2

ADDITIONAL CREDIT EXTENSION AMENDMENT dated as of July 29, 2014 (this “Amendment”), to the Credit Agreement dated as of May 6, 2014 (as amended by this Amendment and further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TREEHOUSE FOODS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

A. Each of Bay Valley Foods, LLC, a Delaware limited liability company, a subsidiary of the Borrower (“Purchaser”), Snacks Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Purchaser (“Merger Sub”), Snacks Parent Corporation, a Delaware corporation (the “Company”) and Gryphon Partners II, L.P., a Delaware limited partnership, solely in its capacity as the sellers’ representative, have entered into that certain Agreement and Plan of Merger, made and entered into as of June 27, 2014 (as the same may be amended from time to time in compliance with this Amendment, the “Merger Agreement”), pursuant to which each party has agreed to enter into the merger of Merger Sub with and into the Company as set forth therein (the “Merger”);

B. Pursuant to Section 2.14 of the Credit Agreement, (i) the Borrower may request the establishment of new term loan commitments for an additional Class of Term Loans by giving written notice of such request to the Administrative Agent, (ii) the Borrower has given such a written notice to the Administrative Agent for the establishment of new term loan commitments for an additional Class of Term Loans in an aggregate principal amount of $200,000,000 (the “Tranche A-1 Term Loans”), having the terms, and subject to the conditions, set forth herein and in the Credit Agreement and (iii) the Borrower has requested that the persons set forth on Schedule 1 hereto and identified as “Tranche A-1 Term Lenders” (the “Tranche A-1 Term Lenders”) commit to make the Tranche A-1 Term Loans on the Tranche A-1 Incremental Effective Date (as defined in Section 5 hereof). The proceeds of the Tranche A-1 Term Loans will be used to pay a portion of the final Merger Consideration (as defined in the Merger Agreement), to repay all or a portion of the indebtedness of the Company and its subsidiaries as contemplated by the Merger Agreement and to pay fees and expenses related to the transactions contemplated by this Amendment and the Merger Agreement.

C. The Borrower has requested certain amendments to the Credit Agreement to facilitate the issuance of the Tranche A-1 Term Loans and the consummation of the Merger.

D. The Tranche A-1 Term Lenders are willing to make the Tranche A-1 Term Loans to the Borrower on the Tranche A-1 Incremental Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

E. Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc., BMO Capital Markets Corp. and CoBank, ACB will act as joint lead arrangers and joint bookrunners for the Tranche A-1 Term Loans (in such capacities, the “Arrangers”).

F. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Tranche A-1 Term Loans. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, each Tranche A-1 Term Lender severally agrees to make to the Borrower, in a single advance, on the Tranche A-1 Incremental Effective Date, a Tranche A-1 Term Loan denominated in Dollars, in a principal amount equal to the amount set forth next to such Tranche A-1 Term Lender’s name on Schedule 1 (the “Tranche A-1 Term Loan Commitments”). Amounts borrowed under this Section 1 and repaid or prepaid may not be reborrowed. Each Tranche A-1 Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, or a combination thereof, as further provided in the Credit Agreement.

(b) The Tranche A-1 Term Loan Commitment of each Tranche A-1 Term Lender shall be automatically and permanently reduced to zero on the date of the Borrowing of such Tranche A-1 Term Lender’s Tranche A-1 Term Loans pursuant to Section 1(a) hereof.

(c) The Tranche A-1 Term Loans shall constitute a Facility, Incremental Term Loans and an additional Class of Term Loans under the Credit Agreement.

(d) The Applicable Rate of the Tranche A-1 Term Loans shall be the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) of the Credit Agreement:

Applicable Rate

		Term A-1 Facility
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate	Base Rate
1	Less than or equal to 2.50 to 1.00	1.250%	0.250%
2	Less than or equal to 3.00 to 1.00 but greater than 2.50 to 1.00	1.500%	0.500%
3	Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	1.750%	0.750%
4	Greater than 3.50 to 1.00	2.000%	1.000%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) of the Credit Agreement; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply from the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date that is the first Business Day immediately after the date such Compliance Certificate is delivered. The Applicable Rate in effect from the Tranche A-1 Incremental Effective Date until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) of the Credit Agreement shall be at Pricing Level 4.

(e) The Borrower shall repay to the Tranche A-1 Term Lenders the aggregate principal amount of all Tranche A-1 Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05 of the Credit Agreement), unless accelerated sooner pursuant to Section 8.02 of the Credit Agreement.

Date	Amount
September 30, 2014	$1,250,000
December 31, 2014	$1,250,000
March 31, 2015	$1,250,000
June 30, 2015	$1,250,000
September 30, 2015	$2,500,000
December 31, 2015	$2,500,000
March 31, 2016	$2,500,000
June 30, 2016	$2,500,000
September 30, 2016	$2,500,000
December 31, 2016	$2,500,000
March 31, 2017	$2,500,000
June 30, 2017	$2,500,000
September 30, 2017	$2,500,000
December 31, 2017	$2,500,000
March 31, 2018	$2,500,000
June 30, 2018	$2,500,000
September 30, 2018	$3,750,000
December 31, 2018	$3,750,000
March 31, 2019	$3,750,000
Maturity Date for the Tranche A-1 Term Loans	Outstanding Principal Balance of the Tranche A-1 Term Loans

provided, however, that the final principal repayment installment of the Tranche A-1 Term Loans shall be repaid on the Maturity Date for the Tranche A-1 Term Loans and in any event shall be in an amount equal to the aggregate principal amount of all Tranche A-1 Term Loans outstanding on such date.

(f) The “Maturity Date” of the Tranche A-1 Term Loans shall be the date that is five years after the Closing Date.

(g) The proceeds of the Tranche A-1 Term Loans are to be used by the Borrower solely for the purposes set forth in Recital B of this Amendment and as further set forth herein.

(h) This Amendment shall constitute an “Additional Credit Extension Amendment” and a “Loan Document” for all purposes of the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Tranche A-1 Incremental Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Flagstone Foods Merger” means the merger of Snacks Acquisition Sub, Inc., with and into Snacks Parent Corporation, a Delaware corporation, pursuant to that certain Agreement and Plan of Merger, dated as of June 27, 2014, among Bay Valley Foods, LLC, a Delaware limited liability company, Snacks Acquisition Sub, Inc., a Delaware corporation, Snacks Parent Corporation, a Delaware corporation and Gryphon Partners II, L.P., a Delaware limited partnership, solely in its capacity as the sellers’ representative, pursuant to which Snacks Parent Corporation will become a wholly-owned subsidiary of the Borrower.

“Tranche A-1 Incremental Effective Date” means July 29, 2014, which was the Tranche A-1 Incremental Effective Date under (and as defined in) the Tranche A-1 Additional Credit Extension Amendment.

“Tranche A-1 Additional Credit Extension Amendment” means the Additional Credit Extension Amendment dated as of July 29, 2014, among the Borrower, the Administrative Agent, the Required Lenders and the Tranche A-1 Term Lenders.

“Tranche A-1 Term Lender” means a Lender with an outstanding Tranche A-1 Term Loan.

“Tranche A-1 Term Loans” means the term loans made pursuant to the Tranche A-1 Additional Credit Extension Amendment, the terms of which are set forth in this Agreement and in the Tranche A-1 Additional Credit Extension Amendment.

(b) The definition of “Unencumbered Cash and Cash Equivalents” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided, that for purposes of determining compliance with Section 7.07 in connection with the Flagstone Foods Merger, Unencumbered Cash and Cash Equivalents shall include amounts recorded as “investments” prior to the Flagstone Foods Merger on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(b), up to a maximum amount of $9,000,000”

(c) Section 2.14(a) of the Credit Agreement is hereby amended by inserting the words “(excluding the establishment of Tranche A-1 Term Loans made on the Tranche A-1 Incremental Effective Date pursuant to the Tranche A-1 Additional Credit Extension Amendment)” immediately following the reference to “$400,000,000” therein.

(d) Section 2.14(g) of the Credit Agreement is hereby amended by (i) inserting the words “, except in the case of Incremental Term Loans made pursuant to the Tranche A-1 Additional Credit Extension Amendment,” immediately before the words “the weighted average life to maturity” in the proviso to clause (iii) thereto and (ii) inserting the words “, except in the case of Incremental Term Loans made pursuant to the Tranche A-1 Additional Credit Extension Amendment,” immediately before the words “such date shall not be earlier” in the proviso to clause (iv) thereto.

(e) Section 6.12(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided, that so long as Snacks Holding Corporation, a Delaware corporation, Amport Guaranty Corporation, a Delaware corporation, or AHON, Inc., a Delaware corporation, do not hold material assets (other than the stock of entities acquired pursuant to the Flagstone Foods Merger) and remain as holding companies, such holding companies shall not be required to deliver the foregoing documents prior to January 15, 2015, so that the Borrower can evaluate certain contemplated internal mergers and other internal corporate restructurings involving the foregoing entities”

(f) Section 7.01(n) of the Credit Agreement is hereby amended by deleting the reference to “$75,000,000” and replacing it with “$100,000,000”.

(g) Section 7.03(g) of the Credit Agreement is hereby amended by deleting the reference to “$100,000,000” and replacing it with “$130,000,000”.

(h) Schedule 10.06(e) of the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit I.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders (including the Tranche A-1 Term Lenders) that, on and as of the Tranche A-1 Incremental Effective Date:

(a) The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) contravene the terms of any of such Person’s Organizational Documents; (ii) conflict with or result in any material breach or contravention of, or the creation of any Lien under (other than Liens permitted by clause (a) of Section 7.01 of the Credit Agreement), or require any payment to be made under any material Contractual Obligation to which such Person is a party or affecting such Person or its properties or any of its Subsidiaries; (iii) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iv) violate any Law in any material respect.

(b) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Amendment except such approvals, consents, exemptions, authorizations or other actions as have been made or obtained, as applicable, and are in full force and effect.

(c) This Amendment has been duly executed and delivered by each Loan Party. This Amendment and the Credit Agreement as amended hereby constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally or by general principles of equity.

(d) Both immediately before and immediately after giving effect to the Merger, the representations and warranties of the Borrower and each other Loan Party contained in Section 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any representation or warranty, such representation or warranty shall be required to be true and correct in all respects) on and as of the Tranche A-1 Incremental Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any representation or warranty, such representation or warranty shall be required to be true and correct in all respects) as of such earlier date.

SECTION 4. Other Agreements. Each Tranche A-1 Term Lender hereby agrees with the Borrower and the Administrative Agent that: (i) such Tranche A-1 Term Lender will deliver the tax forms and certificates required to be delivered by a Lender (including, if applicable to such Tranche A-1 Term Lender, a Foreign Lender) under Section 3.1(e) of the Credit Agreement, on or before the date such Lender becomes a Tranche A-1 Term Lender under the Credit Agreement and (ii) such Tranche A-1 Term Lender has delivered or will promptly deliver to the Administrative Agent a completed Administrative Questionnaire.

SECTION 5. Effectiveness. Each of (i) this Amendment and (ii) the obligations of each Tranche A-1 Term Lender to make a Tranche A-1 Term Loan hereunder shall become effective as of the first date (such date being referred to as the “Tranche A-1 Incremental Effective Date”) that each of the following conditions shall have been satisfied or waived in accordance with the terms of the Credit Agreement:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated as of the Tranche A-1 Incremental Effective Date (or, in the case of certificates of governmental officials, a recent date before the Tranche A-1 Incremental Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

(i) executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Tranche A-1 Term Lender, the Required Lenders and the Borrower;

(ii) a Note executed by the Borrower in favor of each Tranche A-1 Term Lender requesting a Note;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the Credit Agreement and the other Loan Documents to which such Loan Party is a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

(v) a favorable opinion of each of Winston & Strawn LLP, counsel to the Loan Parties, Foley & Lardner LLP, Wisconsin counsel to the Loan Parties, and Fredrikson & Byron, P.A., Minnesota counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;

(vi) an officer’s certificate prepared by the chief financial officer of the Borrower attesting to the financial condition and Solvency of the Borrower and the Borrower and its Subsidiaries, taken as a whole, respectively, after giving effect to the Tranche A-1 Term Loans to be made on the Tranche A-1 Incremental Effective Date, the Merger and the other transactions contemplated hereby, in form and substance reasonably satisfactory to the Administrative Agent;

(vii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or any Lender reasonably may require.

(b) Any and all fees payable on or before the Tranche A-1 Incremental Effective Date shall have been paid or be simultaneously paid with the proceeds of the Tranche A-1 Term Loans.

(c) Unless waived by the Administrative Agent, the Borrower shall have paid, or be simultaneously paying with the proceeds of the Tranche A-1 Term Loans, all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Tranche A-1 Incremental Effective Date.

(d) The Administrative Agent and the Lenders shall have received, at least three Business Days in advance of the Tranche A-1 Incremental Effective Date, all documentation and instruments required by regulatory authorities with respect to the Borrower and Guarantors under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, that has been reasonably requested by Lenders prior to the Tranche A-1 Incremental Effective Date;

(e) Reserved;

(f) the Administrative Agent shall have received notice from the Borrower with respect to the Borrowing of the Tranche A-1 Term Loans in accordance with the terms and provisions of Section 2.02(a) of the Credit Agreement;

(g) the Merger shall be consummated substantially concurrently with the funding of the Tranche A-1 Term Loans in accordance with the terms of the Merger Agreement, dated June 27, 2014, as filed by the Borrower with the Securities and Exchange Commission on its Form 8-k on June 30, 2014, without any waiver or amendment thereof, or consent thereunder, that is material and adverse to the Lenders;

(h) (i) the representations and warranties of the Borrower and each other Loan Party set forth in clauses (a), (b) and (c) of Section 3 hereof shall be true and correct as of the Tranche A-1 Incremental Effective Date, (ii) the representations and warranties of the Borrower and each other Loan Party set forth in sections 5.01, 5.02, 5.03, 5.04, 5.14 and 5.18 of the Credit Agreement shall be true and correct on the Tranche A-1 Incremental Effective Date and (iii) those representations and warranties by the Company with respect to itself and its subsidiaries in Article 5 of the Merger Agreement that are material to the interests of the Lenders and only to the extent that the Borrower or Purchaser has the right to terminate its obligations under the Merger Agreement as a result of a breach of such representations and warranties shall be true and correct on the Tranche A-1 Incremental Effective Date and (iv) the Administrative Agent shall have received a certificate (in sufficient copies for each Lender), dated the Tranche A-1 Incremental Effective Date and signed by a Responsible Officer of the Borrower and each other Loan Party, certifying as to the foregoing;

(i) the Administrative Agent shall have received (i) a Guaranty Joinder Agreement duly executed by Merger Sub and (ii) the documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) of the Credit Agreement with respect to Merger Sub, all certified by the applicable Governmental Authority or Responsible Officer, all in form and substance satisfactory to the Administrative Agent;

(j) the Merger shall comply with Section 7.07 of the Credit Agreement, and the Borrower shall have delivered the financial statements and Compliance Certificate required thereby; and

(k) since June 27, 2014, there shall not have occurred and be continuing any “Material Adverse Effect”. For purposes of this clause (k), “Material Adverse Effect” shall mean any event, circumstance, change, occurrence, development, condition or effect (collectively, “Events”) that, individually or in the aggregate has or would reasonably be expected to have a material and adverse effect upon (A) the business, assets, properties, liabilities, condition (financial or otherwise) or operating results of the Company Group, taken as a whole, or (B) the ability of the Company to consummate the transactions contemplated by the Merger Agreement; provided, that none of the following (either alone or in combination with any other Event) shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) any adverse Event arising from or relating to (i) general business, industry or economic conditions, including such conditions related to the Business or the snack food or processed ingredients industry, (ii) any failure by one or more members of the Company Group to meet its financial projections, (iii) national or international political or social conditions, including the engagement by the United States or any other country or group in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States or any other country, or any of their respective territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States or any other country or group, (iv) changes in GAAP, (v) changes in Law, (vi) the taking of any action contemplated by the Merger Agreement and the other agreements contemplated hereby (including, without limitation, the taking of any action with the consent of Purchaser or Merger Sub), (vii) changes affecting capital market conditions in the United States or any other country, (viii) any “act of God,” including, but not limited to, weather, natural disasters and earthquakes or (ix) the announcement of the execution of the Merger Agreement or the transactions contemplated hereunder; provided, however, that in the case of clauses (i), (iii), (iv), (v), (vii) and (viii) any such Event shall nevertheless be considered as constituting or contributing to a Material Adverse Effect to the extent such Event, individually or in the aggregate, has a disproportionate, material and adverse effect upon the business, assets, properties, liabilities, condition (financial or otherwise) or operating results of the Company Group, taken as a whole, relative to other companies operating in the same industry as the Company Group. Except for the defined term “Merger Agreement” (which shall have the meaning set forth herein), capitalized terms used in this clause (k) shall have the meaning assigned to such terms in the Merger Agreement, dated June 27, 2014, as filed by the Borrower with the Securities and Exchange Commission on its Form 8-k on June 30, 2014, without any waiver or amendment thereof, or consent thereunder.

The Administrative Agent shall notify the Borrower and the Lenders (including the Tranche A-1 Term Lenders) of the Tranche A-1 Incremental Effective Date, and such notice shall be conclusive and binding. Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Tranche A-1 Incremental Effective Date specifying its objection thereto.

SECTION 6. Reaffirmation of Guaranty. Each Loan Party, by its signature below, affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party and (ii) its guarantee of the Obligations, all as provided in the Loan Documents, and acknowledges and agrees that such guarantee continues in full force and effect in respect of such Obligations under the Credit Agreement and the other Loan Documents as amended hereby.

SECTION 7. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and the Arrangers for their reasonable and documented out-of-pocket costs and expenses in connection with this Amendment, including the fees, charges and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP.

SECTION 8. Non-Reliance on Administrative Agent. Each Tranche A-1 Term Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, any Arranger or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decisions to make its Tranche A-1 Term Loans hereunder and enter into this Amendment. Each Tranche A-1 Term Lender also represents that it will, independently and without reliance upon the Administrative Agent, any Arranger or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Amendment, the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.

SECTION 9. Administrative Agent Consent. The Administrative Agent hereby agrees, for purposes of Section 2.14 of the Credit Agreement, and without prejudice to or affecting Section 8 hereof, that (a) the terms of the Tranche A-1 Term Loans provided in this Amendment and the Credit Agreement, to the extent that such terms differ from those provided for Term A Loans in the Credit Agreement and the other Loan Documents, are reasonably acceptable to the Administrative Agent and (b) each Tranche A-1 Term Lender has been approved and consented to by the Administrative Agent.

SECTION 10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (including PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11. Survival of Representations and Warranties. All representations and warranties made hereunder, in the Credit Agreement and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 12. Severability. If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 13. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 14. Submission to Jurisdiction. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER (INCLUDING ANY TRANCHE A-1 TERM LENDER), OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN

DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER (INCLUDING ANY TRANCHE A-1 TERM LENDER) MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

SECTION 15. WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 14. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 16. SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 17. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i)(A) the arranging and other services regarding this Amendment provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby, by the Credit Agreement and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and

(B) none of the Administrative Agent, any Arranger or any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein, in the Credit Agreement and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, any Arranger or any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 19. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 20. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

TREEHOUSE FOODS, INC., as
Borrower,

By:	/s/ Dennis F. Riordan
Name:	Dennis F. Riordan
Title:	Executive Vice President & Chief Financial Officer

BAY VALLEY FOODS, LLC, as a
Guarantor,

By:	/s/ Dennis F. Riordan
Name:	Dennis F. Riordan
Title:	Executive Vice President & Chief Financial Officer

S.T. SPECIALTY FOODS, INC., as a
Guarantor,

By:	/s/ Thomas E. O’Neill
Name:	Thomas E. O’Neill
Title:	Executive Vice President

STURM FOODS, INC., as a Guarantor,

By:	/s/ Thomas E. O’Neill
Name:	Thomas E. O’Neill
Title:	Executive Vice President

[Treehouse Foods, Inc. Amendment Agreement]

SNACKS ACQUISITION SUB, INC., as a
Guarantor,

By:	/s/ Thomas E. O’Neill
Name:	Thomas E. O’Neill
Title:	Senior Vice President

[Treehouse Foods, Inc. Amendment Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent,

By:	/s/ Bridgett J. Manduk
Name:	Bridgett J. Manduk
Title:	Vice President

[Treehouse Foods, Inc. Amendment Agreement]

Bank of America, N.A., as a Lender

By:	/s/ David Catherall
Name:	David Catherall
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Brendan Korb
Name:	Brendan Korb
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel R. Van Aken
Name:	Daniel R. Van Aken
Title:	Director

BMO Harris Financing, Inc. as a Lender

By:	/s/ Joan Spiotto
Name:	Joan Spiotto
Title:	Vice President

SunTrust Bank, as a Lender

By:	/s/ Tesha Winslow
Name:	Tesha Winslow
Title:	Director

[Treehouse Foods, Inc. Amendment Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH

By:	/s/ Peter Glawe
Name:	Peter Glawe
Title:	Executive Director

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

KeyBank National Association, as a Lender

By:	/s/ James A. Gelle
Name:	James A. Gelle
Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Irina Dimova
Name:	Irina Dimova
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ John Lascody
Name:	John Lascody
Title:	Vice President

Branch Banking and Trust Company, as a Lender

By:	/s/ Michael L. Laurie
Name:	Michael L. Laurie
Title:	Senior Vice President

[Treehouse Foods, Inc. Amendment Agreement]

PNC Bank National Association, as a Lender

By:	/s/ W. J. Bowne
Name:	W. J. Bowne
Title:	Senior Vice President

Associated Bank, National Association, as a Lender

By:	/s/ Oscar Johnson
Name:	Oscar Johnson
Title:	Senior Vice President

COBANK, ACB, as a Lender

By:	/s/ James H. Matzat
Name:	James H. Matzat
Title:	Vice President

COBANK, FCB, as a Consenting Lender

By:	/s/ James H. Matzat
Name:	James H. Matzat
Title:	Vice President

AgFirst Farm Credit Bank, as a Voting Participant

By:	/s/ Bruce B. Fortner
Bruce B. Fortner
Vice President

[Treehouse Foods, Inc. Amendment Agreement]

Farm Credit Bank of Texas, as a Voting Participant

By:	/s/ Isaac E. Bennett
Name:	Isaac E. Bennett
Title:	Vice President

1st FARM CREDIT SERVICES, PCA as a Voting Participant

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets Group

United FCS, FLCA d/b/a FCS COMMERCIAL FINANCE GROUP, as a Voting Participant

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	/s/ Ralph M. Bowman
Name:	Ralph M. Bowman
Title:	Vice President

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Casey Kinzen
Name:	Casey Kinzen
Title:	Vice President

[Treehouse Foods, Inc. Amendment Agreement]

American AgCredit FLCA, as a Voting Participant

By:	/s/ Janice T. Thede
Name:	Janice T. Thede
Title:	Vice President

GreenStone Farm Credit Services, ACA/FLCA, as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	Vice President

FARM CREDIT WEST, FLCA, as a Voting Participant

By:	/s/ John Boyes
Name:	John Boyes
Title:	Executive Vice President

AgStar Financial Services, FLCA, as a Voting Participant

By:	/s/ Graham Dee
Name:	Graham Dee
Title:	AVP Capital Markets

FARM CREDIT EAST, ACA, as a Voting Participant

By:	/s/ Justin Brown
Name:	Justin Brown
Title:	Vice President

[Treehouse Foods, Inc. Amendment Agreement]

Badgerland Financial, FLCA, as a Voting Participant

By:	/s/ Kenneth H. Rue
Name:	Kenneth H. Rue
Title:	VP, Capital Markets

AGGCHOICE FARM CREDIT, FLCA, as a Voting Participant

By:	/s/ Mark F. Kerstetter
Name:	Mark F. Kerstetter
Title:	Vice President

[Treehouse Foods, Inc. Amendment Agreement]